FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                  March 6, 2005

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST

Date of Report - Determination Date  28-Feb-06

Housing Loan Collection Period       21-Nov-05  to  20-Feb-06
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A              05-Dec-05   to  06-Mar-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A      91

Coupon Period - Class B              05-Dec-05   to  06-Mar-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      91

3 month BBSW at beginning of coupon period        5.61000%
3 Month USD-LIBOR                                 4.44000%

Foreign Exchange Rate   0.5201

Available Income                             9,066,838.00
Total Available Funds                        9,066,838.00
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    34,339,763.29
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 401,214.03
Total Payments                               7,974,196.00
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 73,879,569.76
Principal Collections			    39,539,806.47
Excess Available Income                      1,092,642.00
Excess Collections Distribution              1,092,642.00
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              475,289,755.00
Subordinated Percentage                           3.0432%
Initial Subordinated Percentage                   1.1517%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A          1,786.6336          260.0973 usd
Class B            481.3094           98.1661 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      441,636,122.48          96.95681%     1.00000
Class B       14,960,235.78           3.04319%
RFS                    0.00                        0.00000
             456,596,358.26         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       229,694,947.30         0.2058198
Class B         7,780,818.63         0.5984094
RFS                     0.00         0.00
              237,475,765.93

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $  6,610,101
Unscheduled principal      $ 32,929,705
Principal Collections      $ 39,539,806




Fixed Interest Rate Housing Loan               $   41,354,973
Variable Rate Housing Loans                    $  415,241,385
                                               $  456,596,358

                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 February 2006

               Number      Current    Instalment     % by      % by
              of Loans     Balance     Amount $    Number   Balance

 Current         4,848   437,708,966  4,696,494	  96.65%   95.86%
 1 - 29 Days       135    14,942,335    123,402	   2.69%    3.27%
 30 - 59 Days       18     2,539,102     19,344    0.36%    0.56%
 60 - 89 Days        8       872,837      7,954    0.16%    0.19%
 90 - 119 Days       4       164,429      2,260    0.08%    0.04%
 120 - 149 Days      1        85,790        720    0.02%    0.02%
 150 - 179 Days      0             0          0    0.00%    0.00%
 180+ Days           2       282,899      1,961    0.04%    0.06%

  TOTAL          5,016   456,596,358  4,852,135  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 08 March, 2006
By:    /s/ Ramesh Raghuraman

Name:    Ramesh Raghuraman

Title: Trust Manager